UNITED STATES
            SECURITIES AND EXCHANGE COMMISSION
                 Washington, D.C. 20549

           ___________________________________

                          FORM 8-K

    Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):

                       December 20, 2005


	          HARRIS & HARRIS GROUP, INC.
-------------------------------------------------------------
 (Exact name of registrant as specified in its charter)



    New York	         0-11576 	   13-3119827
-------------------------------------------------------------
(State or other (Commission File Number) (I.R.S. Employer
jurisdiction 			         Identification No.)
of incorporation)



                         111 West 57th Street
	              New York, New York  10019
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    (Address of principal executive offices and zip code)


Registrant's telephone number, including area code: (212) 582-0900
						    --------------





Item 2.02.  Results of Operations and Financial Condition.

Harris & Harris Group, Inc., announced yesterday that its
Board of Directors, in accordance with rules governing a Regulated Investment Company ("RIC") under Sub-Chapter M of the Internal Revenue Code, has declared a designated undistributed capital gain dividend (also known as a deemed dividend) for 2005.

A copy of the Company's press release issued December 20, 2005 is furnished as Exhibit 99 to this Form 8-K and is incorporated by reference into this Item 2.02.

Item 9.	  Financial Statements and Exhibits

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits.


            Exhibit No.		            Description
           -------------        ------------------------------------
               99	        Press Release dated December 20, 2005






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                          SIGNATURES


      Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: December 21, 2005	     HARRIS & HARRIS GROUP, INC.

      			     By: /s/ Douglas W. Jamison
                                 -----------------------
				 Douglas W. Jamison
				 Chief Financial Officer



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                         EXHIBIT INDEX


Exhibit No.		               Description
-----------               -------------------------------------
   99	                  Press Release dated December 20, 2005



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